                                                                    Exhibit 10.3


                            DALEEN TECHNOLOGIES, INC.

                                   as ParentCo

                                       and

                            DALEEN CANADA CORPORATION

                                   as Company

                                       and

                            DALEEN CALLCO CORPORATION

                                    as CallCo

                                       and

                           THE HOLDERS OF EXCHANGEABLE
                              SHARES OF THE COMPANY

                                 as the Holders









--------------------------------------------------------------------------------


                                SUPPORT AGREEMENT

                                December 16, 1999


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






                                TABLE OF CONTENTS


                                                           ARTICLE 1
                                                DEFINITIONS AND INTERPRETATION

Section 1.1       Defined Terms..............................................................................2
Section 1.2       Interpretation Not Affected by Headings, Etc...............................................2
Section 1.3       Number, Gender, Etc........................................................................2
Section 1.4       Date for Any Action........................................................................2

                                                              ARTICLE 2
                                                COVENANTS OF PARENTCO AND THE COMPANY

Section 2.1       Covenants of ParentCo Regarding Exchangeable Shares........................................2
Section 2.2       Reservation for Issuance of ParentCo Common Stock..........................................4
Section 2.3       Segregation of Funds.......................................................................5
Section 2.4       Notification of Certain Events.............................................................5
Section 2.5       Delivery of ParentCo Common Stock..........................................................6
Section 2.6       Qualification of ParentCo Common Stock.....................................................6
Section 2.7       Equivalence................................................................................7
Section 2.8       Tender Offers, Etc.........................................................................7
Section 2.9       Due Performance............................................................................7

                                                              ARTICLE 3
                                       CERTAIN RIGHTS OF CALLCO TO ACQUIRE EXCHANGEABLE SHARES

Section 3.1       CallCo Liquidation Call Right..............................................................7
Section 3.2       CallCo Redemption Call Right...............................................................9
Section 3.3       Insolvency Exchange Right.................................................................10

                                                              ARTICLE 4
                                                         PARENTCO SUCCESSORS

Section 4.1       Certain Requirements in Respect of Combination, Etc.......................................11
Section 4.2       Vesting of Powers in Successor............................................................11
Section 4.3       Wholly-owned Subsidiaries.................................................................12
Section 4.4       Execution of Supplemental Agreements......................................................12

                                                              ARTICLE 5
                                                               GENERAL

Section 5.1       Term......................................................................................12
Section 5.2       Changes in Capital of ParentCo and the Company............................................12
Section 5.3       Encumbrances, Liens.......................................................................13
Section 5.4       Severability..............................................................................13
Section 5.5       Amendments, Modifications, Etc............................................................13

                                                                (i)

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


Section 5.6       Ministerial Amendments....................................................................13
Section 5.7       Meeting to Consider Amendments............................................................14
Section 5.8       Amendments Only in Writing................................................................14
Section 5.9       Enurement.................................................................................14
Section 5.10      Waiver....................................................................................14
Section 5.11      Notices to Parties........................................................................14
Section 5.12      Counterparts..............................................................................16
Section 5.13      Jurisdiction..............................................................................16
Section 5.14      Attornment................................................................................16
Section 5.15      Parentco Not To Vote Exchangeable Shares..................................................16
Section 5.16      Ownership of Outstanding Shares...........................................................16
Section 5.17      Obligations of Holders Several............................................................17
Section 5.18      Guaranty / Assignment.....................................................................17


                                      (ii)

                                SUPPORT AGREEMENT

         Support Agreement dated December 16, 1999, between Daleen Technologies, Inc., a corporation organized under the laws of the State of Delaware ("PARENTCO"), the holders of Exchangeable Shares (as hereinafter defined) from time to time, Daleen Canada Corporation, an unlimited liability company existing under the laws of the Province of Nova Scotia (the "COMPANY") and Daleen CallCo Corporation, an unlimited liability company existing under the laws of the Province of Nova Scotia ("CALLCO").

         RECITALS:

         (a) The authorized share capital of the Company consists of a maximum of 10,000,000 Common Shares and 100,000,000 Exchangeable Shares.

         (b) Pursuant to a Share Purchase Agreement dated as of December 16, 1999, by and between ParentCo, Inlogic Software Inc. and the holders of all of the issued and outstanding shares of Inlogic Software, Inc. (such agreement is hereinafter referred to as the "PURCHASE AGREEMENT") the parties agreed that on the closing of the transaction contemplated under the Purchase Agreement, ParentCo and the Company would execute and deliver a Support Agreement containing the terms and conditions set forth in an Exhibit to the Purchase Agreement together with such other terms and conditions as may be agreed to by the parties to the Purchase Agreement acting reasonably;

         (c) Pursuant to the Purchase Agreement, the Company issued certain exchangeable shares (the "EXCHANGEABLE SHARES") in the capital of the Company having attached thereto certain rights, privileges, restrictions and conditions including, without limitation, the right to exchange each Exchangeable Share for one share of Common Stock of ParentCo set forth in the Company's articles ("PARENTCO COMMON STOCK") (collectively, the "EXCHANGEABLE SHARE PROVISIONS");

         (d) The Holders are the registered holders of the Exchangeable Shares set out on the execution pages and there is no other shares outstanding in the capital of the Company as at the date hereof; and

         (e) The parties hereto desire to make appropriate provision and to establish a procedure whereby ParentCo will take certain actions and make certain payments and deliveries necessary to ensure that the Company will be able to make certain payments and to deliver or cause to be delivered ParentCo Common Stock in satisfaction of the obligations of the Company under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with and as defined in the Exchangeable Share Provisions.

         In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1 DEFINED TERMS.

         Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

SECTION 1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

SECTION 1.3 NUMBER, GENDER, ETC.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

SECTION 1.4 DATE FOR ANY ACTION.

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                      COVENANTS OF PARENTCO AND THE COMPANY

SECTION 2.1 COVENANTS OF PARENTCO REGARDING EXCHANGEABLE SHARES.

         So long as any Exchangeable Shares are outstanding, ParentCo (and CallCo in the case of subclauses (e) and (f)) will:

         (a) not declare or pay any dividend on ParentCo Common Stock unless (A) the Company will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of a dividend in an equivalent amount on the Exchangeable Shares in accordance with the

                  Exchangeable Share Provisions and (B) Subsection 2.1(b) shall be complied with in connection with such dividend;

         (b) cause the Company to declare simultaneously with the declaration of any dividend on ParentCo Common Stock a dividend in an equivalent amount to such dividend on the Exchangeable Shares and, when such dividend is paid on ParentCo Common Stock, cause the Company to pay simultaneously therewith a dividend in an equivalent amount on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

         (c) advise the Company sufficiently in advance of the declaration by ParentCo of any dividend on ParentCo Common Stock and take all such other actions as are necessary, in co-operation with the Company, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on ParentCo Common Stock;

         (d) ensure that the record date for any dividend declared on ParentCo Common Stock is not less than 10 Business Days after the declaration for such dividend;

         (e) provide or cause to be provided to the Company such assets, funds and other property as may be necessary in order that the Company will have sufficient assets, funds, and other property available to enable (i) the due declaration and the due and punctual payment, in accordance with applicable law, of all dividends on the Exchangeable Shares and (ii) the due performance by the Company of its obligations under this Agreement and the Company's Articles;

         (f) to take all such actions and do all such things as are necessary or desirable, to enable and permit the Company, or CallCo if it exercised its Liquidation Call Right, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company for the purpose of winding up its affairs, including without limitation all such actions and all such things as are necessary or desirable, to enable and permit the Company, or CallCo, as the case may be, to cause to be delivered ParentCo Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions or Article 3 herein, as the case may be;

         (g) take all such actions and do all such things as are necessary or desirable, to enable and permit the Company or CallCo if it exercises, the Retraction Call Right or the Redemption Call Right, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable, to enable and permit the Company or CallCo to cause to be delivered ParentCo Common Stock to the holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be;

         (h) take all actions and do all such things as are necessary or desirable to perform the obligations of Parentco or Callco with respect to the exercise of the Insolvency Exchange Right or Redemption Call Right, as the case may be, including the delivery of Parentco Common Stock to the Holders of the Exchangeable Shares in accordance with the Exchange Share Provisions;

         (i) not to exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of the Company nor take any action or omit to take any action that will result in the liquidation, dissolution or winding-up of the Company; and

         (j) be the authorized representative of the Company for purposes of making elections for U.S. federal tax purposes and will otherwise represent the Company in front of the Internal Revenue Service.

SECTION 2.2 RESERVATION FOR ISSUANCE OF PARENTCO COMMON STOCK.

         ParentCo hereby represents, warrants and covenants that it has reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital shares such number of ParentCo Common Stock (or other shares or securities into which ParentCo Common Stock may be reclassified or changed as contemplated by Section 2.6 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit the Company to meet its obligations hereunder, under the Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other commitment with respect to which ParentCo may now or hereafter be required to issue ParentCo Common Stock.

SECTION 2.3 SEGREGATION OF FUNDS.

         Upon Parentco providing or causing to be provided to the Company any funds, assets or other property in accordance with Section 2.1, the Company shall deposit such funds in a separate account and segregate such assets and other property, in each case for the benefit of Holders from time to time of the Exchangeable Shares, and will use such funds, assets and other property exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount and the Retraction Price.

SECTION 2.4 NOTIFICATION OF CERTAIN EVENTS.

         In order to assist ParentCo and CallCo to comply with their obligations hereunder, the Company will give ParentCo and CallCo notice of each of the following events at the time set forth below:

         (a) Subject to the Exchangeable Share Provisions, in the event of any determination by the Board of Directors of the Company in accordance with the constating documents of the Company to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

         (b) Immediately, upon the earlier of (i) receipt by the Company of notice of, and (ii) the Company otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs;

         (c) Promptly, upon receipt by the Company of a Retraction Request or notice of an exercise of an Exchange Right (as defined in the Exchangeable Share Provisions);

         (d) At least 60 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors of the Company in accordance with the Exchangeable Share Provisions; and

         (e) As soon as practicable upon the issuance by the Company of any Exchangeable Shares or rights to acquire Exchangeable Shares.

SECTION 2.5 DELIVERY OF PARENTCO COMMON STOCK.

         In furtherance of its obligations hereunder, upon notice of any event which requires the Company, Parentco or Callco to cause to be delivered ParentCo Common Stock to any holder of Exchangeable Shares, CallCo shall forthwith deliver the requisite ParentCo Common Stock to the former holder of the surrendered Exchangeable Shares, as the Holder shall direct. All such ParentCo Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest created by ParentCo, CallCo or the Company. In consideration of the delivery of each such ParentCo Common Stock by CallCo, the Exchangeable Shares held by CallCo shall automatically convert into such number of Common Shares of the Company as is equal to the fair value of such ParentCo Common Stock delivered.

SECTION 2.6 QUALIFICATION OF PARENTCO COMMON STOCK.

         ParentCo covenants that if any ParentCo Common Stock to be issued and delivered hereunder (including, for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights (both as defined in the Exchange Trust Agreement) require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfilment of any other legal requirement (collectively, the "APPLICABLE LAWS") before such shares may be issued and delivered by ParentCo to the initial holder thereof (other than the Company), ParentCo will, in good faith, expeditiously take all such actions and do all such things as are necessary to cause such ParentCo Common Stock to be and remain duly registered, qualified or approved to the extent expressly provided in the Purchase Agreement or Registration Rights Agreement. ParentCo represents and warrants that it has, in good faith, taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the ParentCo Common Stock to be issued and delivered hereunder (including, for greater certainty, pursuant to the Exchangeable Share Provisions or pursuant to the Insolvency Exchange Right and the Automatic Exchange Rights). ParentCo will, in good faith, expeditiously take all such actions and do all such things as are necessary to cause all ParentCo Common Stock to be delivered hereunder (including, for greater certainty, pursuant to Exchangeable Share Provisions or pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights) to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time.

SECTION 2.7 EQUIVALENCE.

         ParentCo hereby covenants and agrees to cause the Company to effect the necessary amendments to the constating documents of the Company to ensure that the Exchangeable Shares are adjusted to fully reflect the effect of any split, reverse split, dividend (including any dividend of securities convertible into ParentCo Common Stock), reorganization, recapitalization or other like change with respect to ParentCo Common Stock occurring after the date hereof.

SECTION 2.8 TENDER OFFERS, ETC.

         In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to ParentCo Common Stock (an "OFFER") is proposed by ParentCo or is proposed to ParentCo or its shareholders and is recommended by the board of directors of ParentCo, or is otherwise effected or to be effected with the consent or approval of the board of directors of ParentCo, ParentCo shall, in good faith, take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of ParentCo Common Stock, without discrimination, including, without limiting the generality of the foregoing, ParentCo will use its good faith reasonable best efforts expeditiously to (and shall, in the case of a transaction proposed by ParentCo or where ParentCo is a participant in the negotiation thereof) ensure that Holders of the Exchangeable Shares may participate in all such Offers without being required to exchange the Exchangeable Shares for Parentco Common Stock (or, if so required, to ensure that any such exchange shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender of deposit to the Offer).

SECTION 2.9 DUE PERFORMANCE.

         On and after the Effective Date, ParentCo and CallCo shall duly and timely perform all of its obligations under the Exchangeable Share Provisions.

                                   ARTICLE 3
             CERTAIN RIGHTS OF CALLCO TO ACQUIRE EXCHANGEABLE SHARES

SECTION 3.1 CALLCO LIQUIDATION CALL RIGHT.

(1) CallCo shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding liquidation, dissolution or winding-up of the Company as referred to in Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all, of the Holders on the Liquidation Date (other than ParentCo or any Affiliate or Subsidiary thereof) all but not less than all of the Exchangeable Shares held by each such Holder by Callco delivering or causing to deliver to each holder the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "LIQUIDATION CALL PURCHASE PRICE"), which as provided in this Section 3.1, shall be fully paid and satisfied by the delivery by or on behalf of CallCo of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price. In the event of the exercise of the Liquidation Call Right by ParentCo, each Holder shall be obligated to sell all of the Exchangeable Shares held by the Holder to CallCo on the Liquidation Date on delivery by CallCo to the Holder of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each such share. In connection with payment of the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price, CallCo shall be entitled to withhold, sell or dispose of that number of ParentCo Common Stock otherwise be deliverable as Exchangeable Share Consideration to the particular Holder in order to satisfy any statutory withholding tax obligation.

(2) To exercise the Liquidation Call Right, CallCo must notify the Company and the Trustee on behalf of the holders of Exchangeable Shares in writing of its intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Company and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Company. The Company will notify in writing the Trustee on behalf of the holders of Exchangeable Shares as to whether or not CallCo has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by CallCo. If CallCo exercises the Liquidation Call Right, on the Liquidation Date, CallCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price.

(3) On and after the Liquidation Date the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price payable by CallCo without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the ParentCo Common Stock delivered to it. Upon surrender to the Company of a certificate or certificates representing the Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as the Company may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and ParentCo shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If CallCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Liquidation Amount otherwise payable by the Company in connection with the liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Exchangeable Share Provisions.

SECTION 3.2 CALLCO REDEMPTION CALL RIGHT.

(1) CallCo shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all, but not less than all, of the holders of Exchangeable Shares on the Automatic Redemption Date (other than ParentCo or any Affiliate Subsidiary thereof) all but not less than all of the Exchangeable Shares held by each such holder on delivery by CallCo to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "REDEMPTION CALL PURCHASE PRICE"), which as provided in this Section 3.2, shall be fully paid and satisfied by the delivery by or on behalf of CallCo of the Exchangeable Share Consideration representing the Redemption Call Purchase Price. In the event of the exercise of the Redemption Call Right by CallCo, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to CallCo on the Automatic Redemption Date on delivery by CallCo to the holder of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share. In connection with payment of the Exchangeable Share Consideration representing the total Redemption Call Purchase Price, CallCo shall be entitled to withhold, sell or dispose of that number of the ParentCo Common Stock otherwise deliverable to the particular holder of Exchangeable Shares in order to satisfy any statutory withholding obligation.

(2) To exercise the Redemption Call Right, ParentCo must notify the Company in writing of CallCo's intention to exercise such right at least 60 days before the Automatic Redemption Date. The Company will notify the holders of the Exchangeable Shares in writing as to whether or not Callco has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by CallCo. If CallCo exercises the Redemption Call Right, on the Automatic Redemption Date, CallCo will purchase and the holders will sell all of the Exchangeable Shares then outstanding for the Exchangeable Share Consideration representing the total Redemption Call Purchase Price.

(3) On and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate share of the Exchangeable Share Consideration representing the total Redemption Call Purchase Price payable by CallCo upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of such holder's proportionate share of such Exchangeable Share Consideration and unless and until such Exchangeable Share Consideration is so received the holders shall continue to be treated as holders of the Exchangeable Shares for all purposes. Upon surrender to the Company of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as the Company may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Company shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If CallCo does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Exchangeable Share Consideration representing the Redemption Price otherwise payable by the Company in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

SECTION 3.3 INSOLVENCY EXCHANGE RIGHT

         Upon and subject to the terms and conditions contained in the Exchangeable Share Provisions and the Exchange Trust Agreement:

         (a) a Holder of Exchangeable Shares shall have the right (the "INSOLVENCY EXCHANGE RIGHT") upon the occurrence and during the continuance of an Insolvency Event (as such term is defined in the Exchange Trust Agreement) to require ParentCo to purchase all or any part of the Exchangeable Shares of the Holder; and

         (b) upon the exercise by the Holder of the Insolvency Exchange Right, the Holder shall be required to sell to ParentCo, and ParentCo shall be required to purchase from the Holder, that number of Exchangeable Shares in respect of which the Insolvency Exchange Right is exercised, in consideration of the payment by ParentCo of the Exchangeable Share Price applicable thereto which should be fully paid and satisfied by the delivery by or on behalf of ParentCo of the Exchangeable Share

                  Consideration representing the total applicable Exchangeable Share Price. In connection with the payment of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price, ParentCo shall be entitled to withhold, sell or dispose of that number of ParentCo Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular Holder required in order to fund any statutory withholding tax obligation.

                                   ARTICLE 4
                               PARENTCO SUCCESSORS

SECTION 4.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

(1) ParentCo shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, or otherwise), unless:

         (a) such other Person or continuing company (the "PARENTCO SUCCESSOR"), by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the ParentCo Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such ParentCo Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of ParentCo under this Agreement; and

         b) such transaction shall be upon such terms to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, acting reasonably, which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.

SECTION 4.2 VESTING OF POWERS IN SUCCESSOR.

         In the event that Section 4.1 hereof applies, the ParentCo Successor, CallCo, the Holders and the Company shall execute and deliver the supplemental agreement provided for in Section 4.4 hereof, and thereupon the ParentCo Successor shall possess and from time to time may exercise each and every right and power of ParentCo under this Agreement in the name of ParentCo or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of ParentCo or any officers of ParentCo may be done and performed with like force and effect by the directors or officers of such ParentCo Successor.

SECTION 4.3 WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of ParentCo with or into the ParentCo or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of ParentCo provided that all of the assets of such subsidiary are transferred to ParentCo or another wholly-owned subsidiary of ParentCo and any such transactions are expressly permitted by this Article 4.

SECTION 4.4 EXECUTION OF SUPPLEMENTAL AGREEMENTS.

         From time to time the Company (when authorized by a resolution of its Board of Directors), ParentCo (when authorized by a resolution of its board of directors), CallCo (when authorized by a resolution of its board of directors) and the Holders may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, to evidence the succession of any ParentCo Successors to ParentCo and the covenants of and obligations assumed by each such ParentCo Successor in accordance with the provisions of this Article 4.

                                   ARTICLE 5
                                    GENERAL

SECTION 5.1 TERM.

         This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than ParentCo and any of its Subsidiaries or Affiliates.

SECTION 5.2 CHANGES IN CAPITAL OF PARENTCO AND THE COMPANY.

         Notwithstanding the provisions of Section 4.7 hereof, at all times after the occurrence of any event in which or as a result of which either ParentCo Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which ParentCo Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

SECTION 5.3 ENCUMBRANCES, LIENS.

         Parentco hereby represents, warrants and covenants that all Parentco Common Stock issued pursuant to the exercise by a Holder of such Holder's Exchange Right, the Automatic Exchange or the exercise by Parentco of the Liquidation Call Right or the Retraction Call Right or otherwise under this Agreement (each, a "SHARE EXCHANGE") shall be duly issued, fully paid and non-assessable.

SECTION 5.4 SEVERABILITY.

         If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

SECTION 5.5 AMENDMENTS, MODIFICATIONS, ETC.

         This Agreement may not be amended or modified except by an agreement in writing executed by the Company, CallCo and ParentCo and the Holders in accordance with Section 9.2 of the Exchangeable Share Provisions.

SECTION 5.6 MINISTERIAL AMENDMENTS.

         Notwithstanding the provisions of Section 5.7 hereof, the Company and ParentCo may by written notice to the holders of Exchangeable Shares, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

         (a) Adding to the covenants of either or both such parties for the protection of the holders of the Exchangeable Shares;

         (b) Making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Company CallCo and ParentCo, on the advice of counsel, it may be expedient to make, provided that such amendments or modifications will not be prejudicial or adverse to the interests of the holders of the Exchangeable Shares; or

         (c) Making such changes or corrections which, on the advice of counsel to the Company CallCo and ParentCo, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the changes or corrections will not be prejudicial or adverse to the interests of the holders of the Exchangeable Shares.

SECTION 5.7 MEETING TO CONSIDER AMENDMENTS.

         The Company, at the request of CallCo or ParentCo, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the constating documents of the Company, the Exchangeable Share Provisions and all applicable laws.

SECTION 5.8 AMENDMENTS ONLY IN WRITING.

         No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

SECTION 5.9 ENUREMENT.

         This Agreement shall be binding upon and enure to the benefit of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, administrators, executors, successors and assigns.

SECTION 5.10 WAIVER.

         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver hereof.

SECTION 5.11 NOTICES TO PARTIES.

(1) All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed facsimile to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

         TO PARENTCO OR CALLCO:            Daleen Technologies, Inc.
                                           902 Clint Moore Road
                                           Suite 230
                                           Boca Raton, Florida 33487

                                           Attention: Stephen Wagman
                                           Fax: (561) 995-1979

         With a copy to:                   Morris, Manning & Martin
                                           1600 Atlanta Financial Center
                                           3343 Peachtree Road, N.E.
                                           Atlanta, Georgia 30326

                                           Attention: David M. Calhoun
                                           Fax: (404) 365-9532

         TO THE COMPANY:                   Daleen Canada Corporation
                                           902 Clint Moore Road
                                           Suite 230
                                           Boca Raton, Florida 33487

         With a copy to:                   Morris, Manning & Martin
                                           1600 Atlanta Financial Center
                                           3343 Peachtree Road, N.E.
                                           Atlanta, Georgia 30326

                                           Attention: David M. Calhoun
                                           Fax: (404) 365-9532

         With an additional copy to:       Stikeman, Elliott
                                           Suite 5300
                                           Commerce Court West
                                           Toronto, Ontario, M9L 1B9

                                           Attention: Roderick Barrett, Esq.
                                           Fax:  (416) 947-0866

         TO THE HOLDERS:                   Mohammad Aamir
                                           819-123 Scadding Avenue
                                           Toronto, Ontario
                                           M5A 4J3

         With a copy to:                   Blake, Cassels & Graydon
                                           Commerce Court West
                                           PO Box 25, Stn. Commerce Court
                                           Toronto, Ontario  M5L 1A9

                                           Attention: John M. Tuzyk
                                           Fax: (416) 863-2653


(2) Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by facsimile shall be deemed to have been given and received on the date of confirmed receipt thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.

SECTION 5.12 COUNTERPARTS.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile with the originals to be delivered in due course.

SECTION 5.13 JURISDICTION.

         This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

SECTION 5.14 ATTORNMENT.

         ParentCo, Callco and the Company agree that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Stikeman, Elliott in the Province of Ontario as CallCo's, the Company's and ParentCo's attorney for service of process.

SECTION 5.15 PARENTCO NOT TO VOTE EXCHANGEABLE SHARES.

         Parentco covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by Parentco and its Subsidiaries (as such term is defined in the Purchase Agreement) for the sole purpose of attending each meeting of holders of exchangeable shares in order to be counted as part of the quorum for each such meeting. Parentco further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of exchangeable shares from time to time pursuant to the Company's Articles or pursuant to the provisions of the Companies Act (Nova Scotia) (or any successor other corporate statute by which the Company may in the future be governed) with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of exchangeable shares.

SECTION 5.16 OWNERSHIP OF OUTSTANDING SHARES.

         Without the prior approval of the holders of Exchangeable Shares given in accordance with the meeting and voting procedures set forth in the Articles, in respect of which approval the provisions of section 1.5 of this Agreement shall be applicable, Parentco covenants and agrees that Parentco or a Parentco Successor will be and remain the direct or indirect beneficial owner of all of the issued and outstanding shares in the capital of the Company and all outstanding securities of the Company carrying or otherwise entitled to voting rights in any circumstances, in each case other than the Exchangeable Shares.

SECTION 5.17 OBLIGATIONS OF HOLDERS SEVERAL.

         The obligations of the Holders under this Agreement are several and not joint and several.

SECTION 5.18 GUARANTY /ASSIGNMENT.

         ParentCo hereby unconditionally and irrevocably guarantees the prompt and full performance by CallCo of, and shall cause CallCo to comply with its obligations hereunder. The right to exercise any particular Redemption Call Right and, Retraction Call Right and/or Liquidation Call Right at any time may be assigned or transferred, in whole or in part, to any affiliate of CallCo or ParentCo provided, however, that notwithstanding such assignment or transfer in the event that such assignee or transferee fails to satisfy such obligation, ParentCo or CallCo hereby absolutely and irrevocably agrees to guarantee such obligation and ParentCo hereby waives any defences to the strict enforcement thereof. Parentco may not assign its rights and obligations under this Agreement.

         IN WITNESS WHEREOF the parties have executed this Support Agreement.

                               DALEEN TECHNOLOGIES, INC.
                               By:
                                  ------------------------------------------
                                    Authorized Signing Officer


                               DALEEN CANADA CORPORATION
                               By:
                                  ------------------------------------------
                                    Authorized Signing Officer

                               DALEEN CALLCO CORPORATION
                               By:
                                      ------------------------------------------
                                      Authorized Signing Officer

THE UNDERSIGNED HOLDERS OF EXCHANGEABLE SHARES HEREBY ACKNOWLEDGE AND ACCEPT THE RIGHTS OF CALLCO AND PARENTCO AS SET FORTH IN ARTICLE 3 HEREOF.



                               -------------------------------------------------
                               MOHAMMAD AAMIR


                               -------------------------------------------------
                               CARL SCASE


                               -------------------------------------------------
                               CORNELIU IONESCU


                               -------------------------------------------------
                               MANSOOR AHMED


                               -------------------------------------------------
                               MING HAN


                               -------------------------------------------------
                               -------------------------------------------------
                               CHARLES BARTON


                               -------------------------------------------------
                               STEPHEN SMITH


                               -------------------------------------------------
                               NAHLA RASHAD

                               -------------------------------------------------
                               GEORGE TIMMES

                               1303949 ONTARIO INC.

                               By:
                                  ------------------------------------------
                                  Name:
                                  Title:

                              SIGNATURES CONTINUED



                                    THE VENGROWTH INVESTMENT
                                    FUND INC.
                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: